Debt	6 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
Debt
DEBT

As of June 30, 2018 and December 31, 2017, our debt was as follows:

(in thousands of $)	June 30, 2018	December 31, 2017
Golar Arctic facility	61,950	65,600
Golar Viking facility	49,479	52,083
2017 convertible bonds	346,698	340,173
Margin loan (1)	98,252	119,125
FLNG Hilli facility (2)	—	525,000
Hilli shareholder loans	49,066	49,066
$1.125 billion facility	184,590	195,449
ICBCL VIE loans (3)	625,665	641,936
CCBFL VIE loan (3)	143,849	143,849
CMBL VIE loan (3)	155,317	198,613
COSCO Shipping VIE loan (3)(4)	100,022	104,006
CSSC VIE loan (2)(3)	928,280	—
Total debt	2,743,168	2,434,900
Less: Deferred finance charges, net	(18,483)	(24,053)
Total debt, net of deferred financing costs	2,724,685	2,410,847
(1) During July 2018, amendments to the existing margin loan facility, secured by units in Golar Partners, were completed. Although most of the existing terms remain substantially unchanged, the facility will no longer amortize. Subject to the satisfaction of certain covenants, no further principal repayments will be required ahead of maturity in March 2020.
(2) In June 2018, we repaid $640.0 million on the pre-delivery credit facility and drew down $960.0 million on the post-acceptance sale and leaseback financing in relation to the FLNG Hilli facility. The sale and leaseback arrangement is provided by a related party of CSSC.
(3) See note 8.
(4) In April 2018, the SPV, Oriental Fleet LNG 01 Limited, which owns the Golar Crystal, entered into a long-term loan facility for $101.0 million. The loan facility is provided by a related party of COSCO Shipping. The loan facility is denominated in USD, is a 10 year loan, limited to the term of the bareboat charter, bears interest at LIBOR plus a margin and is repayable in monthly installments with a balloon payment on maturity.

At June 30, 2018, our debt can be broken down as follows:

	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
Current portion of long-term debt and short-term debt	31,843	836,882	868,725
Long-term debt	742,284	1,113,676	1,855,960
Total	774,127	1,950,558	2,724,685
(1) These amounts relate to certain lessor entities (for which legal ownership resides with financial institutions) that we are required to consolidate under U.S. GAAP into our financial statements as variable interest entities (see note 8).

CSSC VIE loan

In June 2018, we repaid $640.0 million on the pre-delivery credit facility and entered into a sale and leaseback transaction pursuant to which we sold the Hilli to a CSSC entity ("Hilli Lessor VIE"), and leased back the vessel under a bareboat charter for a monthly hire rate.

As discussed in note 8, while we have no control over the funding arrangements of Hilli Lessor VIE, we consider ourselves to be the primary beneficiary and therefore are required to consolidate the Hilli Lessor VIE’s funding arrangements into our financial statements. Accordingly, in June 2018, Hilli Lessor VIE, which is the legal owner of the Hilli, entered into a secured financing agreement for $840.0 million. This loan facility is a 10 year non-recourse loan denominated in USD, bears interest at LIBOR plus a margin and is repayable in quarterly installments with a balloon payment on maturity. In addition to this facility, Hilli Lessor VIE entered into an internal loan with CSSC for $120.0 million. This loan bears no interest and is repayable on demand.